UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Overseas Stock Fund	October 31, 2021
TROSX	Investor Class
PAEIX	Advisor Class
TROIX	I Class
TRZSX	Z Class

T. ROWE PRICE OVERSEAS STOCK FUND

HIGHLIGHTS

■	International stocks rallied in the year ended October 31, 2021, as pandemic stimulus spending and the rollout of coronavirus vaccinations in many countries drove optimism about a global recovery.

■	The Overseas Stock Fund returned 35.58% over its fiscal year and outperformed the MSCI EAFE Index Net.

■	We believe the portfolio is positioned to take advantage of the continued rollout of COVID-19 vaccines and gradual normalization of economic activity as the pandemic retreats.

■	Central banks’ continued monetary expansion, let alone their reluctance to tighten, in the presence of substantial ongoing inflation is a risk to markets.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during your fund’s fiscal year, the 12-month period ended October 31, 2021. The rollout of coronavirus vaccines helped drive extraordinary gains in the first half of the reporting period, and while the equity rally slowed in recent months, some benchmarks continued to grind out new record highs as the period came to an end.

In the U.S., the S&P 500 Index was up 43% (including dividends) for the 12-month period, and most developed market benchmarks advanced more than 30%. Emerging markets produced solid results for the full year but faced increased volatility in the second half of the period. According to MSCI, value stocks narrowly outperformed their growth counterparts over the 12 months. At the sector level, energy stocks delivered very strong returns as oil prices reached multiyear highs, and banks also performed well, supported by higher longer-term interest rates and improved lending margins.

Fixed income markets faced headwinds as Treasury yields rose rapidly in the first quarter of 2021 from the historically low levels seen last year, although high yield bonds performed well. Meanwhile, the U.S. dollar was mixed against foreign currencies over the full year.

Strong corporate earnings growth supported stocks and corporate bonds throughout the period, but investors faced new worries as the period progressed. The spread of the delta variant of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic, and economic growth, while still positive, began to slow. U.S. gross domestic product decelerated from a 6.7% annual pace in the second quarter to 2.0% in the third quarter (according to the initial estimate) amid weaker consumer spending. Some Purchasing Managers’ Indexes showed evidence of slowing economic activity globally.

Investors also worried about how developments in China would impact the global economy. The Chinese government announced more stringent business regulations during the period, particularly on the technology sector, and the precarious debt load of a large property developer added to market concerns.

Meanwhile, inflation surged as the release of pent-up demand and supply chain disruptions contributed to higher prices around the globe. Inflation measures in the U.S., UK, and eurozone all reached their highest levels in more than a decade and far exceeded central bank targets, although most policymakers argued that elevated inflation was a transitory phenomenon caused by the reopening of economies.

The fiscal and monetary stimulus that global governments and central banks enacted in response to the pandemic continued to be supportive for markets but appears to have peaked. Just after our reporting period ended, the Federal Reserve announced it would begin trimming its purchases of Treasury bonds and mortgage-backed securities in November and would likely wrap up its asset purchases by next summer. The Fed’s latest projections indicated that a rate hike isn’t likely until the second half of next year at the earliest, but other central banks have begun telegraphing that rate hikes could come soon.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

While I do not expect robust overall equity returns in the near term given the market’s elevated valuations, I am mindful that investors have not yet enjoyed all the potential fruits of the recovery. Many companies have yet to see business return to pre-pandemic levels, and identifying which ones are either regaining their footing or disrupting markets through innovation will be key. I’m confident our portfolio managers and global research organization will serve our investors well in this environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Overseas Stock Fund returned 35.58% in the 12 months ended October 31, 2021. The fund outperformed the MSCI EAFE Index Net, which returned 34.18%. (Returns for the Advisor, I, and Z Class shares will vary due to their different fees. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s top-performing sector was industrials and business services following stock-specific developments. Meggitt, a UK aerospace and defense company, led contributors in the sector after it rallied on the back of takeover interest from two U.S. suitors amid a wave of consolidation in the aerospace industry. Meggitt’s board ultimately backed an offer from Parker-Hannifin, and the deal is pending UK regulatory approval. Ashtead Group, a UK equipment rental company that generates most of its profits in the U.S., was another large contributor. Ashtead’s shares more than doubled as the company, which rents out equipment ranging from excavators to hand tools, recorded strong results driven by rental price increases and market share gains. Ashtead’s strong relationships with manufacturers allowed it to better navigate supply chain constraints since the company is often “at the front of the line” to buy new equipment, which it then rents to its customers. It is also improving environmental impact in the industries it touches through more energy-efficient, better-maintained equipment that is more efficiently utilized. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Materials stocks helped performance as the reopening of major economies from pandemic lockdowns unleashed demand for commodities used in manufacturing. Australian miner IGO is primarily and increasingly exposed to nickel and lithium, critical to batteries for electric vehicles and grid-level storage, and to copper, the best metal for electricity conduction. Our holding in the stock boosted returns as industrial metals prices rallied to multiyear highs amid global supply shortages and strong demand.

Financial stocks, led by banks, contributed meaningfully to performance. Norway’s DNB Bank and Dutch lender ING Groep rallied amid strong execution at both banks, an expansion in capital returns to shareholders, and an increasingly supportive macroeconomic backdrop due to Europe’s rollout of COVID-19 vaccines.

ASOS led detractors after the UK online clothing retailer recently announced a management change and forecast earnings and revenue below analysts’ estimates partially due to supply chain problems. The worsening outlook came after ASOS reported disappointing earnings in July, raising fears that a return to normal shopping habits would make it hard to sustain the retailer’s strong topline growth. Our fundamental research leads us to believe the setback was temporary and that growth is likely to remain robust. Philips, a Dutch health care group, fell after it announced the recall of devices for treating sleep apnea due to potential negative health effects from degradation of a foam filter used in the machines. The recall presented a risk that Philips could be subject to litigation if past users seek financial redress.

Our positions in Chinese holdings Alibaba Group and Tencent hurt performance as they fell victim to China’s regulatory clampdown on e-commerce and other sectors under a “common prosperity” campaign that Beijing launched last year to narrow the country’s growing wealth gap. The government’s actions—ranging from launching antitrust probes into leading e-commerce platforms and banning the for-profit tutoring industry—raised concerns that stricter oversight would hurt future revenue growth and profits for many companies and increased the equity risk premium associated with Chinese stocks.

How is the fund positioned?

The Overseas Stock Fund owns stocks where our analyst team’s rigorous, fundamental research highlights particularly attractive combinations of business fundamentals and valuation. Sector weights follow primarily from that bottom-up stock selection but are also informed by broader views. Information technology represented the most overweight sector compared with our benchmark at period-end. Technology stocks have become more expensive, but given expectations for solid secular growth in our investments, we believe that prices are still reasonably favorable. The fund is also overweight financial stocks. While financial stocks have done well since news of vaccine breakthroughs last November, we believe that our holdings still trade at relatively and absolutely cheap valuations and offer strong, idiosyncratic investment theses.

Conversely, the industrials and business services sector was the largest underweight. While we selectively own large positions in some high-quality names in the sector, such as the German industrial leader Siemens, our underweight stems from our reluctance to buy companies whose valuations have grown increasingly expensive.

Two of our largest purchases added to our financial holdings. We started a position in Julius Baer, a highly profitable and cash-generative Swiss private bank that we believe has the capacity to consistently deploy free cash flow through dividends, share buybacks, and acquisitions. We are encouraged by Julius Baer’s early performance against its multiyear plan to improve efficiency and productivity within the organization. The bank also has a leading position in Asia, a highly profitable region that is shaping up to be a key growth driver. We initiated a position in Bridgepoint Group, a London-based private equity company that had its initial public offering in July. The company, which invests in medium-sized private companies in the U.S. and Europe, has spent the past few years upgrading its technology, expanding its sales force, and making other investments to its platform. We believe that these initiatives will help increase assets under management and expand margins for Bridgepoint, as well as position the company to win more business at a time when pension funds and other large investors are raising their allocations to private equity investments.

Key purchases in other sectors included UK drugmaker AstraZeneca, which we initiated following negative reports about the safety and efficacy of its COVID-19 vaccine in the wake of data reporting missteps. We thought that the overhang from the vaccine setbacks would prove temporary and took advantage of its share weakness to start a position. AstraZeneca has built a promising drug pipeline offering a high level of visibility into future revenue growth over the next decade. In the materials sector, we bought Akzo Nobel, a Dutch decorative paints and industrial coatings company. Rising raw materials costs and worries about the proposed takeover of a rival (which Akzo Nobel ultimately withdrew) weighed on the company’s shares earlier this year, offering an attractive entry point to start a position.

Significant sales spanned a variety of sectors but generally came after strong share performance. We trimmed our position in aerospace company Meggitt after its stock price rose to record levels in August following takeover interest. We reduced our positions in Dutch chipmaker NXP Semiconductors on strength and in French bank BNP Paribas, whose shares roughly doubled as the euro economy rebounded. Finally, we reduced our position in Philips over uncertainty about litigation risk in the U.S. after the company recalled its DreamStation devices to treat sleep apnea.

What is portfolio management’s outlook?

After fits and starts and the delta COVID-19 wave, it is abundantly apparent that there will not be a day or a week or a month when the pandemic ends. The pandemic still rages in some developing countries and is poised to remain a key risk in a few others that still futilely follow a zero-COVID policy, most notably China.

As we write, many developed countries have reopened to a large extent (e.g., the U.S., the UK, and parts of the European Union) or are poised to do so as vaccine takeup increases and new, effective drugs become available pending passage of some current stubborn delta waves (e.g., Germany). Barring a new variant, we expect reopening to continue apace, next in Japan and Australia, and for the coronavirus to become endemic. The equity markets seem to have largely discounted this outcome, although not all stocks appear to have fully done so yet.

Equity markets have performed well indeed and valuations—aided by ultra-loose monetary policy—have become expensive in many cases. Corporate fundamentals are generally robust as measured by revenue, earnings, and cash flow growth. Pandemic repair continues nicely, with supply chain problems being mitigated or addressed, and many companies are increasing capital returns to shareholders. Fears of balance sheet crises early in the pandemic have generally proved unfounded, thanks to successful actions by management teams and support from governments and central banks. Indeed, the trajectory is such that European regulators have allowed the welcome resumption of dividend payments by the banks and many insurers there that have sufficiently capitalized, well-managed balance sheets. There are still many stocks with attractive valuations, which tend to be concentrated in certain sectors. Meanwhile, dynamic advances and exciting innovations are happening at many companies, especially in the technology, e-commerce, industrial, and health care sectors, which bodes well for continued fundamental growth.

In our last letter, we wrote: “Our longer-term outlook remains cautious due to the potential side effects of the massive monetary and fiscal stimulus packages implemented during the pandemic. The severity of the coronavirus-driven downturn has warranted a forceful policy response. However, the longer governments maintain—and in the case of the U.S. drastically increase—huge fiscal deficits and central banks employ unprecedented massive monetary easing, the greater the risks of moral hazard, inflation, misallocated capital, and reduced productivity in future years. We believe there is no free lunch.” This holds even more now than before. There has been a robust economic recovery from the pandemic in most developed countries, in fact so robust that the extraordinary demand is, along with pandemic-induced supply chain fallout, a primary factor in material and labor shortages. In the intervening months, inflation has increased to punitive, concerning levels, higher than witnessed in the past 30 years. Inflation is the most regressive tax of all perhaps, and it seems incredulous that central banks continue to term it “transitory” as if it doesn’t matter in the interim and despite mounting evidence that it may well become entrenched. Meanwhile, they not only decline to fight it but are actually fueling the fire through continued expansion of the monetary base via quantitative easing.

Fortunately, equities often do well before inflation becomes rampant and extreme, and there is probably still time for central banks to act as and to the extent they follow evidence for doing so. We are vigilantly monitoring this risk and others as we seek to engage the insights of our fundamental research platform and rely on our disciplined investment process to generate performance for our shareholders.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

PRINCIPAL RISKS

International investing. Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/21
Nestle, Switzerland	3.1%
Taiwan Semiconductor Manufacturing, Taiwan	2.1
Siemens, Germany	2.1
Roche Holding, Switzerland	1.8
ASML Holding, Netherlands	1.7
Unilever, United Kingdom	1.7
Nippon Telegraph & Telephone, Japan	1.6
Sanofi, France	1.4
Toyota Motor, Japan	1.4
Munich Re, Germany	1.3
AXA, France	1.3
Novartis, Switzerland	1.3
Samsung Electronics, South Korea	1.2
Astellas Pharma, Japan	1.2
ING Groep, Netherlands	1.1
DNB Bank, Norway	1.1
AstraZeneca, United Kingdom	1.1
NTT Data, Japan	1.1
L'Oreal, France	1.0
Sun Life Financial, Canada	1.0
National Bank of Canada, Canada	1.0
Broadcom, United States	1.0
TotalEnergies, France	1.0
Koninklijke Philips, Netherlands	1.0
Equinor, Norway	0.9
Total	**34.5%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE					
Beginning of period	$ 10.07	$ 10.87	$ 10.16	$ 11.34	$ 9.14
Investment activities					
Net investment income[(1)(2)]	0.24	0.16	0.26	0.26	0.20
Net realized and unrealized gain/ loss	3.32	(0.72)	0.76	(1.23)	2.18
Total from investment activities	3.56	(0.56)	1.02	(0.97)	2.38
Distributions					
Net investment income	(0.17)	(0.24)	(0.21)	(0.21)	(0.18)
Net realized gain	–	–	(0.10)	–	–
Total distributions	(0.17)	(0.24)	(0.31)	(0.21)	(0.18)
NET ASSET VALUE					
End of period	**$ 13.46**	**$ 10.07**	**$ 10.87**	**$ 10.16**	**$ 11.34**

Ratios/Supplemental Data

Total return[(2)(3)]	**35.58%**	**(5.37)%**	**10.52%**	**(8.73)%**	**26.54%**
Ratios to average net assets:[(2)]					
Gross expenses before waivers/ payments by Price Associates	0.77%	0.80%	0.81%	0.81%	0.83%
Net expenses after waivers/ payments by Price Associates	0.77%	0.80%	0.81%	0.81%	0.83%
Net investment income	1.90%	1.57%	2.53%	2.30%	2.02%
Portfolio turnover rate	12.6%	13.4%	18.2%	14.4%	13.4%
Net assets, end of period (in millions)	$6,693	$4,171	$10,787	$9,931	$11,545

[(1)] Per share amounts calculated using average shares outstanding method.
[(2)] See Note 7 for details of expense-related arrangements with Price Associates.
[(3)] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE					
Beginning of period	$ 9.94	$ 10.74	$ 10.05	$ 11.24	$ 9.12
Investment activities					
Net investment income[1][2]	0.16	0.15	0.20	0.24	0.19
Net realized and unrealized gain/loss	3.31	(0.72)	0.78	(1.23)	2.14
Total from investment activities	3.47	(0.57)	0.98	(0.99)	2.33
Distributions					
Net investment income	(0.13)	(0.23)	(0.19)	(0.20)	(0.21)
Net realized gain	—	—	(0.10)	—	—
Total distributions	(0.13)	(0.23)	(0.29)	(0.20)	(0.21)
NET ASSET VALUE					
End of period	**$ 13.28**	**$ 9.94**	**$ 10.74**	**$ 10.05**	**$ 11.24**

Ratios/Supplemental Data

Total return[2][3]	**35.08%**	**(5.52)%**	**10.20%**	**(8.99)%**	**26.12%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	1.05%	1.07%	1.08%	1.10%	1.11%
Net expenses after waivers/payments by Price Associates	1.05%	1.07%	1.08%	1.10%	1.10%
Net investment income	1.24%	1.48%	1.95%	2.19%	1.81%
Portfolio turnover rate	12.6%	13.4%	18.2%	14.4%	13.4%
Net assets, end of period (in thousands)	$11,204	$53,263	$48,040	$4,499	$3,524

[1] Per share amounts calculated using average shares outstanding method.

[2] See Note 7 for details of expense-related arrangements with Price Associates.

[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

I Class

	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE					
Beginning of period	$ 10.08	$ 10.86	$ 10.15	$ 11.32	$ 9.16
Investment activities					
Net investment income[1][2]	0.26	0.17	0.28	0.29	0.25
Net realized and unrealized gain/loss	3.31	(0.71)	0.75	(1.24)	2.14
Total from investment activities	3.57	(0.54)	1.03	(0.95)	2.39
Distributions					
Net investment income	(0.20)	(0.24)	(0.22)	(0.22)	(0.23)
Net realized gain	–	–	(0.10)	–	–
Total distributions	(0.20)	(0.24)	(0.32)	(0.22)	(0.23)
NET ASSET VALUE					
End of period	**$ 13.45**	**$ 10.08**	**$ 10.86**	**$ 10.15**	**$ 11.32**

Ratios/Supplemental Data

Total return[2][3]	**35.69%**	**(5.18)%**	**10.65%**	**(8.58)%**	**26.73%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	0.66%	0.66%	0.66%	0.66%	0.67%
Net expenses after waivers/payments by Price Associates	0.66%	0.66%	0.66%	0.66%	0.67%
Net investment income	2.00%	1.70%	2.72%	2.56%	2.41%
Portfolio turnover rate	12.6%	13.4%	18.2%	14.4%	13.4%
Net assets, end of period (in millions)	$5,047	$3,359	$6,443	$5,755	$4,041

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 7 for details of expense-related arrangements with Price Associates.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Z Class

	Year Ended 10/31/21	3/16/20[1] Through 10/31/20
NET ASSET VALUE		
Beginning of period	$ 10.12	$ 7.56
Investment activities		
Net investment income[2][3]	0.34	0.17
Net realized and unrealized gain/loss	3.33	2.39[4]
Total from investment activities	3.67	2.56
Distributions		
Net investment income	(0.24)	–
NET ASSET VALUE		
End of period	**$ 13.55**	**$ 10.12**

Ratios/Supplemental Data

Total return[3][5]	**36.60%**	**33.86%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	0.65%	0.66%[6]
Net expenses after waivers/payments by Price Associates	0.00%	0.00%[6]
Net investment income	2.66%	2.73%[6]
Portfolio turnover rate	12.6%	13.4%
Net assets, end of period (in millions)	$11,078	$9,009

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 7 for details of expense-related arrangements with Price Associates.
[4] The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
[5] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[6] Annualized

.

The accompanying notes are an integral part of these financial statements.

October 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 3.7%		
Common Stocks 3.7%		
Australia & New Zealand Banking Group	5,077,167	108,045
BHP Group	1,920,484	52,750
Challenger	9,603,433	50,445
IGO	27,110,571	198,526
Macquarie Group	899,768	132,832
Rio Tinto	633,282	43,388
Scentre Group	34,567,690	78,845
South32	30,828,508	83,162
Worley	11,897,599	97,753
Total Australia (Cost $660,345)		**845,746**
AUSTRIA 0.5%		
Common Stocks 0.5%		
Erste Group Bank	2,399,444	102,902
Total Austria (Cost $72,873)		**102,902**
BELGIUM 0.5%		
Common Stocks 0.5%		
Umicore	1,831,250	104,998
Total Belgium (Cost $53,798)		**104,998**
BRAZIL 0.1%		
Common Stocks 0.1%		
XP, Class A (USD) (1)	892,664	29,288
Total Brazil (Cost $30,501)		**29,288**
CANADA 3.5%		
Common Stocks 3.5%		
Element Fleet Management	12,553,443	136,429
Magna International (USD)	2,473,632	201,106
National Bank of Canada	2,783,285	230,426
Sun Life Financial	4,107,305	234,073
Total Canada (Cost $500,431)		**802,034**

CHILE 0.6%

Common Stocks 0.6%

Antofagasta (GBP)	6,375,318	124,352
Total Chile (Cost $74,197)		**124,352**

CHINA 1.2%

Common Stocks 1.2%

Alibaba Group Holding, ADR (USD) (1)	251,438	41,472
Beijing Enterprises Holdings (HKD)	11,400,500	43,822
PICC Property & Casualty, Class H (HKD)	93,130,000	86,699
Ping An Insurance Group, H Shares (HKD)	7,210,000	51,643
Tencent Holdings (HKD)	934,500	56,846
Total China (Cost $235,511)		**280,482**

FINLAND 1.4%

Common Stocks 1.4%

Sampo, Class A	3,976,773	211,410
Stora Enso, R Shares	7,018,808	116,790
Total Finland (Cost $232,928)		**328,200**

FRANCE 9.7%

Common Stocks 9.7%

Air Liquide	846,740	141,370
AXA	10,200,048	296,750
BNP Paribas	1,980,173	132,547
Engie	14,341,627	204,012
EssilorLuxottica	712,640	147,443
Ipsen	689,758	71,386
Kering	145,485	109,192
L'Oreal	522,718	239,120
Legrand	992,204	108,240
Safran	770,554	103,709
Sanofi	3,221,426	323,573
Teleperformance	267,733	111,835
TotalEnergies	4,374,072	219,031
Total France (Cost $1,724,068)		**2,208,208**

GERMANY 9.7%

Common Stocks 9.7%

BASF	1,717,655	123,626
Bayer	3,003,118	169,249
Covestro	1,414,719	90,597
Evotec (1)	1,714,333	83,102
Fresenius	3,279,207	149,052
KION Group	1,658,915	181,201
Knorr-Bremse	624,269	65,887
Munich Re	1,031,939	305,543
SAP	1,337,219	193,644
Siemens	2,914,467	473,840
Siemens Healthineers	2,558,963	170,186
Stroeer	849,338	72,032
Zalando (1)	1,482,647	140,081
Total Germany (Cost $1,910,427)		**2,218,040**

HONG KONG 0.5%

Common Stocks 0.5%

AIA Group	5,907,400	66,205
Samsonite International (1)	22,061,400	47,454
Total Hong Kong (Cost $86,063)		**113,659**

INDIA 0.5%

Common Stocks 0.5%

Housing Development Finance	2,758,109	105,039
Total India (Cost $66,752)		**105,039**

IRELAND 0.4%

Common Stocks 0.4%

DCC (GBP)	1,179,520	98,420
Total Ireland (Cost $73,104)		**98,420**

ITALY 1.8%

Common Stocks 1.8%

Intesa Sanpaolo	28,333,766	80,530
Moncler	2,107,126	151,638

Prysmian	3,772,869	142,649
Telecom Italia	98,820,714	37,569
Total Italy (Cost $317,349)		**412,386**

JAPAN 21.0%

Common Stocks 21.0%

Asahi Kasei	10,512,700	110,440
Astellas Pharma	16,044,400	270,489
Central Japan Railway	623,800	92,535
CyberAgent	8,789,000	147,264
Denso	1,407,300	102,022
Electric Power Development	3,556,900	47,021
Hamamatsu Photonics	1,774,700	105,333
Honda Motor	1,776,800	52,554
Kirin Holdings	3,806,400	66,254
Mitsubishi	3,214,500	102,215
Mitsubishi Electric	14,347,900	192,684
Mitsubishi HC Capital	9,482,800	47,549
Mitsubishi UFJ Financial Group	16,979,300	93,106
Mitsui Fudosan	7,363,700	168,362
Murata Manufacturing	1,852,900	137,446
Nippon Telegraph & Telephone	13,170,100	369,012
NTT Data	12,023,400	241,199
Omron	955,200	91,350
Otsuka Holdings	2,759,100	109,120
Panasonic	9,362,700	115,779
Pola Orbis Holdings	1,189,800	25,404
Recruit Holdings	3,009,300	200,176
Renesas Electronics (1)	5,655,200	69,567
Seven & i Holdings	3,957,400	166,151
SMC	91,400	54,544
SoftBank Group	1,362,600	73,768
Sony Group	1,664,100	192,697
Stanley Electric	2,664,900	67,169
Sumitomo	7,021,500	100,054
Sumitomo Mitsui Trust Holdings	2,052,067	67,500
Sumitomo Rubber Industries	3,090,300	38,085
Suzuki Motor	2,232,300	99,554
TechnoPro Holdings	4,239,300	135,485
THK	1,929,600	41,493
Tokio Marine Holdings	3,112,400	163,930
Tokyo Electron	331,800	154,630
Tosoh	1,037,200	17,468
Toyota Motor	17,753,000	313,237

Welcia Holdings	1,710,000	63,837
Z Holdings	14,631,300	90,831
Total Japan (Cost $3,534,217)		**4,797,314**

NETHERLANDS 4.4%

Common Stocks 4.4%		
Akzo Nobel	1,265,192	145,392
ASML Holding	481,895	391,733
ING Groep	16,556,525	251,144
Koninklijke Philips	4,641,299	218,954
Total Netherlands (Cost $548,284)		**1,007,223**

NORWAY 2.7%

Common Stocks 2.7%		
DNB Bank (2)	10,525,658	250,476
Equinor	8,450,751	214,128
Storebrand	14,513,333	155,657
Total Norway (Cost $430,103)		**620,261**

SINGAPORE 1.6%

Common Stocks 1.6%		
DBS Group Holdings	3,587,100	83,823
United Overseas Bank	7,424,400	147,585
Wilmar International	37,957,600	121,356
Total Singapore (Cost $285,329)		**352,764**

SOUTH KOREA 2.1%

Common Stocks 2.1%		
Coupang (USD) (1)	788,850	23,476
KT	2,243,527	58,576
NAVER	361,981	125,855
Samsung Electronics	4,701,267	281,480
Total South Korea (Cost $259,359)		**489,387**

SPAIN 0.3%

Common Stocks 0.3%

Amadeus IT Group, Class A (1)	1,046,596	70,015
Total Spain (Cost $51,308)		**70,015**

SWEDEN 2.2%

Common Stocks 2.2%

Autoliv, SDR (2)	903,113	87,601
Elekta, B Shares	6,876,062	80,068
Industrivarden, A Shares (2)	142,351	4,696
Svenska Handelsbanken, A Shares (2)	11,361,442	130,229
Telefonaktiebolaget LM Ericsson, B Shares	17,421,170	190,159
Total Sweden (Cost $455,153)		**492,753**

SWITZERLAND 8.9%

Common Stocks 8.9%

ABB	5,729,082	189,537
Alcon	743,929	61,685
Barry Callebaut	37,849	87,653
Julius Baer Group	1,896,767	137,197
Nestle	5,280,289	696,508
Novartis	3,578,154	295,959
Roche Holding	1,048,366	406,131
Zurich Insurance Group	362,359	160,605
Total Switzerland (Cost $1,453,477)		**2,035,275**

TAIWAN 2.3%

Common Stocks 2.3%

Largan Precision	519,000	38,675
Taiwan Semiconductor Manufacturing	22,349,089	474,255
Total Taiwan (Cost $165,049)		**512,930**

UNITED KINGDOM 15.9%

Common Stocks 15.9%

Amcor, CDI (AUD)	6,560,489	79,402
Ashtead Group	2,402,160	201,325
ASOS (1)	2,706,544	91,889

AstraZeneca, ADR (USD)	3,999,100	249,464
Aviva	16,857,416	90,961
BHP Group	5,566,538	147,021
Bridgepoint Group (1)	10,281,144	69,872
Bunzl	2,035,399	75,229
Close Brothers Group	1,817,931	35,811
Compass Group (1)	7,246,728	153,780
Diageo	3,698,484	184,006
Direct Line Insurance Group	17,308,254	69,179
Dr. Martens (1)	11,880,994	60,060
GlaxoSmithKline, ADR (USD) (2)	3,429,030	145,151
Great Portland Estates	9,681,581	96,811
Johnson Matthey	3,824,200	142,931
Kingfisher	41,895,050	192,281
Lloyds Banking Group	178,997,621	122,502
Meggitt (1)	9,301,289	95,495
Melrose Industries	63,059,256	136,053
National Grid	10,598,074	135,693
Next	1,167,817	127,280
Persimmon	3,121,391	116,298
Royal Dutch Shell, Class B, ADR (USD)	2,031,837	93,139
Standard Chartered	7,418,536	50,172
THG (1)	5,009,668	14,849
Unilever	7,287,736	390,199
Vodafone Group, ADR (USD) (2)	7,491,004	111,990
WPP	10,886,136	157,357
Total United Kingdom (Cost $3,469,590)		**3,636,200**

UNITED STATES 1.9%

Common Stocks 1.9%

Broadcom	426,314	226,658
NXP Semiconductors	1,020,959	205,070
Total United States (Cost $125,032)		**431,728**

SHORT-TERM INVESTMENTS 2.2%

Money Market Funds 2.2%

T. Rowe Price Government Reserve Fund, 0.06% (3)(4)	509,898,288	509,898
Total Short-Term Investments (Cost $509,898)		**509,898**

The accompanying notes are an integral part of these financial statements.

October 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies. The fund has four classes of shares: the Overseas Stock Fund (Investor Class), the Overseas Stock Fund–Advisor Class (Advisor Class), the Overseas Stock Fund–I Class (I Class) and the Overseas Stock Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2021, the fund realized $358,125,000 of net gain on $872,003,000 of in-kind redemptions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2021, the value of loaned securities was $464,553,000; the value of cash collateral and related investments was $488,659,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,879,964,000 and $2,539,608,000, respectively, for the year ended October 31, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended October 31, 2021, the following reclassification was recorded:

Distributions during the years ended October 31, 2021 and October 31, 2020, totaled $350,571,000 and $380,558,000, respectively, and were characterized as ordinary income for tax purposes.

At October 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended October 31, 2021, the fund utilized $265,328,000 of capital loss carryforwards. Further, a portion of the fund’s available capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount or timing of use.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - ACQUISITION

On September 21, 2020, the fund acquired substantially all of the assets of the Institutional International Core Equity Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated May 4, 2020. The acquired fund was available generally only to institutional investors and required an initial investment of $1,000,000; the same as the fund’s I Class investment minimum. The acquired fund and fund shared substantially similar investment strategies and the I Class of the fund offered a lower net expense ratio than that of the acquired fund. Accordingly, it no longer made sense to offer both funds. The Boards of the acquired fund and the fund approved the reorganization and, the Board of the acquired fund approved its liquidation and dissolution. The acquisition was accomplished by a tax-free exchange of 2,075,000 shares of the fund with a value of $22,327,000 for all 1,785,000 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, September 18, 2020. The net assets of the acquired fund at that date included $4,071,000 of unrealized appreciation and $1,592,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Assets of the acquired fund, including securities of $20,804,000, cash of $1,189,000, receivables and other assets of $364,000, and payables of $30,000, were combined with those of the fund, resulting in aggregate net assets of $17,852,585,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the entire year ended October 31, 2020, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2021, the effective annual group fee rate was 0.28%. Effective May 1, 2021, Price Associates has contractually agreed, at least through February 28, 2023, to waive a portion of its management fee so that an individual fund fee of 0.2975% is applied to the fund’s average daily net assets that are equal to or greater than $25 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. No management fees were waived under this arrangement for the year ended October 31, 2021.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Effective September 1, 2020, the I Class was also subject to a contractual expense limitation through October 31, 2021. During the limitation period, Price Associates was required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed 0.75%. The I Class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. No management fees were waived or any expenses paid under this particular arrangement during the year ended October 31, 2021.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended October 31, 2021 as indicated in the table below. At October 31, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended October 31, 2021, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $461,000 for T. Rowe Price Services, Inc.; and $122,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2021, the fund was charged $239,000 for shareholder servicing costs related to the college savings plans, of which $139,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At October 31, 2021, approximately 9% of the outstanding shares of the I Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2021, the fund was allocated $71,000 of Spectrum Funds’ expenses. Of these amounts, $28,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At October 31, 2021, approximately 2% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At October 31, 2021, approximately 98% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of October 31, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 4,064,062 shares of the Investor Class, representing 1% of the Investor Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2021, this reimbursement amounted to $209,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2021, the fund incurred less than $1,000 in interest expense related to outstanding borrowings on one day in the average amount of $9,400,000 and at an average annual rate of 1.68%. At October 31, 2021, there were no borrowings outstanding.

NOTE 9 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Overseas Stock Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Overseas Stock Fund (one of the funds constituting T. Rowe Price International Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $29,563,000 from short-term capital gains.

For taxable non-corporate shareholders, $479,683,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $6,509,000 of the fund's income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $525,551,000 and foreign taxes paid of $60,500,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2013 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [204]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc.; Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, T. Rowe Price Investment Management, Inc.; Vice President, T. Rowe Price Trust Company; Vice President, International Funds

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T.Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Vincent Chung (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Investment Analyst/ Trader, Observatory Capital Management LLP (to 2019)

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Iona Dent, CFA (1991) Vice President	Vice President, Price International; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shaoyu Guo (1992) Vice President	Vice President, Price Hong Kong; formerly, Economist, J.P. Morgan (to 2020); Research Analyst, International Monetary Fund (to 2017)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and Price International

Michael D. Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Lu Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Colin McQueen (1967) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Razan Nasser (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Economist, HSBC Bank Middle East Ltd (to 2019)

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International Vice President, T. Rowe Price Group, Inc., and

Oluwaseun Oyegunle, CFA (1984) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Vice President, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Siby Thomas (1979) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) President	Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Chris Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Wenli Zheng (1979) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,600,000 and $3,627,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	December 17, 2021